As filed with the SEC on____________________.           Registration No. 2-80513


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 28


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                                   PRUCO LIFE
                           VARIABLE INSURANCE ACCOUNT
                              (Exact Name of Trust)


                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                ----------------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                ----------------

It is proposed that this filing will become effective (check appropriate space):

    [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


    [X]  on May 1, 2001 pursuant to paragraph (b) of Rule 485
              (date)


    [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

    [ ]  on ______________pursuant to paragraph (a) of Rule 485
              (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)


N-8B-2 Item Number                      Location
------------------                      --------

         1.                             Cover Page

         2.                             Cover Page

         3.                             Not Applicable

         4.                             Sale   of   the   Contract   and   Sales
                                        Commissions

         5.                             Pruco Life Variable Insurance Account

         6.                             Pruco Life Variable Insurance Account

         7.                             Not Applicable

         8.                             Not Applicable

         9.                             Litigation

        10.                             Brief   Description   of  the  Contract;
                                        Short-Term  Cancellation Right, or "Free
                                        Look";  Premiums;   Premium  Adjustment;
                                        Allocation   of   Premiums;   Transfers;
                                        Charges and  Expenses;  How a Contract's
                                        Death   Benefit   Will   Vary;   How   a
                                        Contract's   Cash   Value   Will   Vary;
                                        Withdrawal  of a Portion of a Contract's
                                        Net Cash Value;  Surrender of a Contract
                                        for its Net Cash  Value;  When  Proceeds
                                        are Paid;  Right to  Exchange a Contract
                                        for a Fixed-Benefit  Whole-Life  Policy;
                                        Lapse  and  Reinstatement;   Options  on
                                        Lapse;  Riders;  Other General  Contract
                                        Provisions; Voting Rights; Substitution of Series Fund Shares

        11. Brief Description of the Contract; Pruco Life Variable Insurance Account

        12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

        13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

        14.                             Brief   Description   of  the  Contract;
                                        Requirements for Issuance of a Contract

        15.                             Brief   Description   of  the  Contract;
                                        Allocation of Premiums; Transfers

        16.                             Brief   Description   of  the  Contract;
                                        Detailed   Information  for  Prospective
                                        Contract Owners

        17.                             When Proceeds are Paid

        18.                             Pruco Life Variable Insurance Account

N-8B-2 Item Number                    Location
------------------                    --------

        19.                           Reports to Contract Owners

        20.                           Not Applicable

        21.                           Contract Loans

        22.                           Not Applicable

        23.                           Not Applicable

        24.                           Other General Contract Provisions

        25.                           Pruco Life Insurance Company

        26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

        27.                           Pruco   Life   Insurance   Company;    The
                                      Prudential Series Fund, Inc.

        28. Pruco Life Insurance Company; Directors and Officers

        29.                           Pruco Life Insurance Company

        30.                           Not Applicable

        31.                           Not Applicable

        32.                           Not Applicable

        33.                           Not Applicable

        34.                           Not Applicable

        35.                           Pruco Life Insurance Company

        36.                           Not Applicable

        37.                           Not Applicable

        38.                           Sale of the Contract and Sales Commissions

        39.                           Sale of the Contract and Sales Commissions

        40.                           Not Applicable

        41.                           Sale of the Contract and Sales Commissions

        42.                           Not Applicable

        43.                           Not Applicable

        44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary

        45.                           Not Applicable

N-8B-2 Item Number                      Location
------------------                      --------

        46. Brief Description of the Contract; Pruco Life Variable Insurance Account; The Prudential Series Fund, Inc.

        47.                             Pruco Life Variable  Insurance  Account;
                                        The Prudential Series Fund, Inc.

        48.                             Not Applicable

        49.                             Not Applicable

        50.                             Not Applicable

        51.                             Not Applicable

        52.                             Substitution of Series Fund Shares

        53.                             Tax Treatment of Contract Benefits

        54.                             Not Applicable

        55.                             Not Applicable

        56.                             Not Applicable

        57.                             Not Applicable

        58.                             Not Applicable

        59. Financial Statements: Financial State-ments of Pruco Life Variable Insurance Account; Consolidated Financial State-ments of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                             Variable Life Insurance

                                   PROSPECTUS



                                 The Pruco Life
                           Variable Insurance Account


                                   May 1, 2001







                          Pruco Life Insurance Company

PROSPECTUS


May 1, 2001


PRUCO LIFE INSURANCE COMPANY
VARIABLE INSURANCE ACCOUNT

VARIABLE
LIFE INSURANCE
CONTRACTS

This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name Variable Life Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of January 1, 1992, these Contracts were no longer available for sale.

You, as the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life Variable Insurance Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


     Conservative Balanced     Government Income      Prudential Jennison
     Diversified Bond          High Yield Bond        Small Capitalization Stock
     Equity                    Money Market           Stock Index
     Flexible Managed          Natural Resources      Value
     Global


o Invest in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS

                                                                            Page

INTRODUCTION AND SUMMARY.......................................................1
   Brief Description of the Contract...........................................1
   Charges.....................................................................1

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
VARIABLE INSURANCE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT ..................................................3
   Pruco Life Insurance Company................................................3
   Pruco Life Variable Insurance Account.......................................3
   The Prudential Series Fund, Inc.............................................3
   Voting Rights...............................................................5
   The Pruco Life Variable Contract Real Property Account......................6
   Which Investment Option Should Be Selected?.................................6

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................6
   Charges and Expenses........................................................6
   Requirements for Issuance of a Contract.....................................8
   Short-Term Cancellation Right or "Free-Look"................................8
   Premiums....................................................................9
   Premium Adjustment.........................................................10
   Allocation of Premiums.....................................................10
   Transfers..................................................................10
   How a Contract's Death Benefit Will Vary...................................11
   How a Contract's Cash Value Will Vary......................................11
   Surrender of a Contract....................................................12
   Withdrawal of a Portion of a Contract's Net Cash Value.....................12
   When Proceeds Are Paid.....................................................13
   Living Needs Benefit.......................................................13
   Illustrations of Cash Values, Death Benefits, and Accumulated Premiums.....14
   Contract Loans.............................................................15
   Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy.........16
   Tax Treatment of Contract Benefits.........................................16
   Lapse and Reinstatement....................................................18
   Options on Lapse...........................................................18
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........19
   Other General Contract Provisions..........................................19
   Riders.....................................................................20
   Substitution of Series Fund Shares.........................................20
   Reports to Contract Owners.................................................20
   Sale of the Contract and Sales Commissions.................................20
   State Regulation...........................................................21
   Experts....................................................................21
   Litigation and Regulatory Proceedings......................................21
   Additional Information.....................................................22
   Financial Statements.......................................................22

DIRECTORS AND OFFICERS........................................................23

FINANCIAL STATEMENTS OF PRUCO LIFE VARIABLE INSURANCE ACCOUNT.................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND SUBSIDIARIES..............................................................B1

                            INTRODUCTION AND SUMMARY


This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of January 1, 1992, Pruco Life no longer offers these Contracts for sale.

The Variable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company ("Pruco Life", "we", "us", or "our"). The Contract is a form of variable life insurance. The value of your Contract changes every day. The value is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the subaccounts, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts or the Real Property Account. Your Contract's death benefit changes monthly, but your Contract's cash value will change every day depending upon the change in value of the particular investment options that you have selected.


Although the value of your Contract will increase if there is favorable investment performance in the investment options you select, investment returns in the subaccounts are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 6.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Loans may negate any guarantees against lapse (see Lapse and Reinstatement, page
18) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 16.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 6. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

                    ---------------------------------------
                                 Premium Payment
                    ---------------------------------------

        -----------------------------------------------------------
          o    less  a  2%  charge  for  taxes   attributable  to
               premiums
          o    an annual administrative charge of up to $48
          o We charge a sales charge of up to 9% of the sum of the basic premiums to be paid in the first 20 years.
          o We charge a guaranteed minimum death benefit risk charge of not more than 1.2% of each basic premium.
          o If the Contract includes riders, we deduct rider charges from the Contract's premiums.
          o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract's premiums.
        -----------------------------------------------------------

        -----------------------------------------------------------
                               Net Premium Amount

          o    To be invested in one or a combination of:
               o    The investment portfolios of the Series Fund
               o    The Real Property Account
        -----------------------------------------------------------

        -----------------------------------------------------------
                                  Daily Charges

          o We deduct management fees and expenses from the assets of the Series Fund and, if applicable, from the Real Property Account assets. See Underlying Portfolio Expenses chart, below, and Pruco Life Variable Contract Real Property Account, page 6.
          o We charge a mortality and expense risk charge, equivalent to an annual rate of 0.35%, from the assets in the variable investment options.
        -----------------------------------------------------------

        -----------------------------------------------------------
                                 Monthly Charges

          o    We charge a charge for anticipated mortality, with
               the maximum charge based on the 1980 CSO Tables.
        -----------------------------------------------------------


     ---------------------------------------------------------------------------
                          Underlying Portfolio Expenses
     ---------------------------------------------------------------------------
                                                           Total        Total
                Portfolio         Investment     Other   Contractual   Actual
                                 Advisory Fee  Expenses   Expenses    Expenses*
     ---------------------------------------------------------------------------
     Conservative Balanced           0.55%       0.05%      0.60%       0.40%
     Diversified Bond                0.40%       0.05%      0.45%       0.40%
     Equity                          0.45%       0.04%      0.49%       0.40%
     Flexible Managed                0.60%       0.04%      0.64%       0.40%
     Global                          0.75%       0.10%      0.85%       0.85%
     Government Income               0.40%       0.07%      0.47%       0.47%
     High Yield Bond                 0.55%       0.05%      0.60%       0.60%
     Money Market                    0.40%       0.04%      0.44%       0.40%
     Natural Resources               0.45%       0.13%      0.58%       0.58%
     Prudential Jennison             0.60%       0.04%      0.64%       0.64%
     Small Capitalization Stock      0.40%       0.08%      0.48%       0.48%
     Stock Index                     0.35%       0.04%      0.39%       0.39%
     Value                           0.40%       0.05%      0.45%       0.45%
     ---------------------------------------------------------------------------

     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The death benefit increases or decreases monthly (but not below the guaranteed minimum amount) depending on the investment results of the subaccount[s] and/or the Real Property Account in which the Contract participates. It does not change simply because a premium is paid. The cash value also changes at a rate that depends upon the investment results, but these changes take place daily rather than monthly. Each premium payment has the effect of adding to the cash value. For more detailed information about how the death benefit and cash value change, see How a Contract's Death Benefit Will Vary, page 11 and How a Contract's Cash Value Will Vary, page 11.

You should retain a copy of your Contract. That document, together with the attached application, constitutes the entire agreement between you and Pruco Life.

                            ------------------------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                     INSURANCE COMPANY, PRUCO LIFE VARIABLE
                      INSURANCE ACCOUNT, AND THE VARIABLE
                     INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.


Pruco Life Variable Insurance Account

We have established a separate account, the Pruco Life Variable Insurance Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on November 10, 1982 under Arizona law and is registered with the Securities and Exchange Commission("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life

Series Fund, Inc., an open-ended, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.


o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.


o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Key Asset Management, Inc. ("Key"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. Key's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 6.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


Voting Rights

We are the legal owner of the shares of the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential. Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

All of the charges made by Pruco Life, whether deducted from premiums or from the Contract's assets, are set forth below.

1. If premiums are paid annually, we charge an annual administrative charge of $30 for administrative expenses, billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records, and communicating with Contract owners. If premiums are paid more frequently, we will charge a higher charge to reflect the additional expense incurred in collecting and processing more frequent premiums. The charge will be $32 if premiums are paid semi-annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly. During 2000, 1999, and 1998, Pruco Life received a total of approximately $2,908,000, $3,065,000, and $3,253,223, respectively, in annual administrative charges.

2. We charge for sales expenses. This charge, often called a "sales load", compensates us for the costs of selling the Contracts, including sales commissions, advertising, and the printing and distribution of prospectuses and sales literature. It is not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the annual administrative charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits. During 2000, 1999, and 1998, Pruco Life received a total of approximately $2,569,000, $1,251,000, and $3,038,319, respectively, in sales load charges.

3. We charge 2% of each basic premium for state and local premium-based taxes. The applicable statutory tax rules differ from state to state, and in some states by locality. The amount charged may be more than Pruco Life actually pays for premium-based taxes. To the extent that the 2% rate is insufficient to pay taxes in all jurisdictions, the difference will be borne by Pruco Life. During 2000, 1999, and 1998, Pruco Life received a total of approximately $514,000, $250,000, and $607,637, respectively, in charges for payment of state premium taxes.

4. We charge up to 1.2% of each basic premium for assuming a guaranteed minimum death benefit risk. This charge compensates Pruco Life for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. During 2000, 1999, and 1998, Pruco Life received a total of approximately $308,000, $150,000, and $364,582, respectively, for this risk charge. When premiums are paid more frequently than annually, we will deduct this charge proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the separate account will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.


5. Each month, we reduce the amounts held in the Account and/or the Real Property Account for anticipated mortality charges attributable to each Contract. This charge compensates Pruco Life for the anticipated cost of paying death benefits to the beneficiaries of those persons who die during that period. The amount of this reduction is based on the 1980 Commissioner's Standard Ordinary Mortality Table (the "1980 CSO Table").


6. We reduce the Account and/or the Real Property Account for the mortality and expense risks that Pruco Life assumes. This charge is made daily at an effective annual rate of 0.35% of the value of the Account's and/or the Real Property Account's assets. The mortality risk assumed is that insureds may live for a shorter period of time than that predicted by the 1980 CSO Table. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will be greater than Pruco Life estimated. During 2000, 1999, and 1998, Pruco Life received a total of approximately $1,431,000, $1,452,000, and $1,410,859, respectively, in mortality and expense risk charges.


7. If the Contract includes riders, we make a deduction from each premium payment for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

8. Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


     The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------
                            Total Portfolio Expenses
--------------------------------------------------------------------------------
                                                           Total         Total
        Portfolio               Investment      Other    Contractual    Actual
                               Advisory Fee   Expenses    Expenses     Expenses*
--------------------------------------------------------------------------------
Conservative Balanced              0.55%        0.05%       0.60%        0.40%
Diversified Bond                   0.40%        0.05%       0.45%        0.40%
Equity                             0.45%        0.04%       0.49%        0.40%
Flexible Managed                   0.60%        0.04%       0.64%        0.40%
Global                             0.75%        0.10%       0.85%        0.85%
Government Income                  0.40%        0.07%       0.47%        0.47%
High Yield Bond                    0.55%        0.05%       0.60%        0.60%
Money Market                       0.40%        0.04%       0.44%        0.40%
Natural Resources                  0.45%        0.13%       0.58%        0.58%
Prudential Jennison                0.60%        0.04%       0.64%        0.64%
Small Capitalization Stock         0.40%        0.08%       0.48%        0.48%
Stock Index                        0.35%        0.04%       0.39%        0.39%
Value                              0.40%        0.05%       0.45%        0.45%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract

As of January 1, 1992, these Contracts were no longer available for sale. The minimum initial guaranteed death benefit was $25,000. The Contract generally was issued on insureds below the age of 76. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Premiums

Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life for the additional processing costs (see Charges and Expenses, page 6) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows representative standard and preferred annual premium amounts for various face amounts:

--------------------------------------------------------------------------------
                            $25,000 Face                     $100,000
                               Amount                       Face Amount
                    ------------------------------------------------------------
                      Preferred      Standard        Preferred       Standard
--------------------------------------------------------------------------------
    Male, age 25       $270.00        $283.25         $ 990.00      $1,043.00
      at issue
--------------------------------------------------------------------------------
 Female, age 35 at     $333.75        $342.75        $1,245.00      $1,281.00
       issue
--------------------------------------------------------------------------------
    Male, age 40       $449.00        $484.50        $1,706.00      $1,848.00
      at issue
--------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples, the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.

--------------------------------------------------------------------------------
                            $25,000 Face                     $100,000
                               Amount                      Face Amount
                    ------------------------------------------------------------
                       Monthly        Annual          Monthly         Annual
--------------------------------------------------------------------------------
    Male, age 25        $26.00        $283.25         $ 92.00       $1,043.00
      at issue
--------------------------------------------------------------------------------
 Female, age 35 at      $31.00        $342.75         $112.00       $1,281.00
       issue
--------------------------------------------------------------------------------
    Male, age 40        $43.25        $484.50         $161.00       $1,848.00
      at issue
--------------------------------------------------------------------------------

There is a grace period of 31 days for each premium. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, you will have several options. You may continue the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract debt, for a fixed period or you may continue a lesser amount of insurance for the lifetime of the insured, or you may surrender the Contract for its net cash value. See Options on Lapse, page 18.

Premium Adjustment

If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the death benefit. If the insured dies while no premium is in default, we will increase the death benefit by the portion of the last premium that covers the period subsequent to the date of death.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts and/or the Real Property Account, according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected investment option[s] as of the end of the valuation period when due (not when received) in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Any premium payments received prior to the due date will be held in Pruco Life's general account, and the net premium will not be credited to your selected investment option until the due date.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future net premiums among the investment options. If any portion of a net premium is allocated to a particular subaccount or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

You may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount or to the Real Property Account. You may make such transfers provided the Contract is not in default or is in-force as variable reduced paid-up insurance (see Options on Lapse, page 18). Currently, you may make additional transfers, with our consent, without charge. All or a portion of the amount credited to a subaccount may be transferred. Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for that investment option.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone
Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 19, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

How a Contract's Death Benefit Will Vary

Your Contract's death benefit will change on the first day of each Contract month by an amount that depends on the investment performance of your chosen subaccounts and/or the Real Property Account. However, your Contract's death benefit can never be less than the Contract's guaranteed minimum amount (assuming there is no outstanding Contract debt or premium in default). Generally, if the first premium was paid with the application, the Contract Date is the later of the date of the application or the date of a medical examination. If the first premium was not paid with the application, the Contract Date is ordinarily two or three days after the application is approved by Pruco Life so that it either coincides with or is prior to the date on which the first premium was paid. For the purpose of calculating benefits, the initial net premium is deemed to be placed in the Account on the Contract Date. Each succeeding Contract month starts on the same date in the month as the Contract Date. The first day of each Contract month is called the "Monthly date."

In the following discussion, we assume that all of the net premiums under a Contract are allocated to a single subaccount. If the value of the assets relating to the Contract held in the subaccount has increased due to investment performance during the Contract month at greater than a 4% annual rate, the Contract's death benefit will increase on the first day of the next Contract month. If the value of these assets decreases or increases at less than a 4% annual rate, the death benefit will decrease (but not below the guaranteed minimum amount). In determining the premiums for the Contract, we assume that the value of the assets increase due to investment performance at a rate of 4% a year. Therefore, the assets of the subaccount relating to a Contract must increase at an annual rate greater than 4% in order for the death benefit to increase.

The exact amount of death benefit changes is determined by an actuarial computation. The computation is based upon:

     (1)  the age and sex (except where unisex rates apply) of the insured;

     (2)  the size of the Contract;

     (3)  the number of years it has been in effect; and

     (4) the investment results of the subaccount in which the Contract participates.

Generally, a change in the dollar value of a subaccount's assets due to investment results will produce a larger change in the death benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.

Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the death benefit will tend to be greater for a Contract that has been in-force for a long time than for one that has been in-force for a short time, despite the fact that the insured is older.

If the assets in the applicable subaccount have earned less than 4%, and the death benefit accordingly equals the guaranteed minimum amount, we will keep a record of what the death benefit would have been had there not been a guaranteed minimum. If investment results become favorable and the value of the assets in the subaccount increase at a rate greater than 4% a year, the death benefit will not be more than the guaranteed minimum amount until the earlier unfavorable investment results have been offset. For example, suppose for the first three years the value of the assets in the subaccount increases due to investment performance at only a rate of 2% per year. The death benefit will remain at the guaranteed minimum amount. If the value of the assets increases at a rate of 8% in the fourth year, it might not be enough to offset the earlier unfavorable investment results. If so, the death benefit will not increase.

For further information, see the tables on pages T1 and T2. They show for various insureds how a Contract's death benefit and cash value will change if the gross investment return in the selected Series Fund portfolio[s] is 0%, 4% or 8%. In addition, the tables on pages T3 and T4 show, for various insureds, how a Contract's death benefit and cash value will change if the gross investment return is 0%, 6% or 12%.

How a Contract's Cash Value Will Vary

Your Contract has a cash value which may be obtained while the insured is living by surrender of the Contract. However, your Contract's cash value is not known in advance, even if it is assumed that premiums are paid when due, because it varies daily with the investment performance of your chosen subaccount[s] and/or the Real Property Account.

A Contract's value upon surrender is its "net cash value." The net cash value equals the cash value less any outstanding Contract debt. See Contract Loans, page 15. The following discussion of cash values assumes that there is no Contract debt, that no premium is in default, and that the net premiums have all been allocated to a single subaccount.

The cash value on every Monthly date will be equal to the cash value on the preceding Monthly date increased or decreased by the change in the value of the assets relating to the Contract, less the amount we need to provide for the death benefit for the period between the two dates. If a premium is due and paid on a Monthly date, the cash value on that date is further increased by the amount of the net premium. The cash value between Monthly dates is computed in a similar way.

While the death benefit increases if the value of the assets in the subaccount increases at a rate of more than 4% a year, the investment performance needed to produce an increase in the cash value cannot be stated in advance. It is different for insureds of different age and sex (except where unisex rates apply) at issue. It is also different for Contracts on comparable insureds if those Contracts have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if it has not yet been paid) does not result in any change in the death benefit, while the cash value is assumed to increase by exactly the amount of the net premium. If the net premium is not paid before the end of the grace period, or if the Contract is surrendered before then, we will lower the cash value to take into account the failure to pay the premium on the due date.

The tables on pages T1 through T4 of this prospectus illustrate what the cash values would be for representative Contracts over extended periods, assuming uniform investment results, together with information about the aggregate premiums paid under these Contracts.

Because a substantial part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

Surrender of a Contract


You may surrender your Contract, in whole or in part, for its net cash value while the insured is living. A partial surrender essentially involves splitting an existing Contract into two Contracts. One is surrendered for its net cash value; the other is continued in-force on the same terms as the original Contract, except that the death benefit, the guaranteed minimum death benefit, and the cash value of the continuing Contract will all be proportionately reduced and a new lower Premium will be payable. The face amount immediately after the partial surrender must be at least equal to the minimum face amount applicable to the insured's Contract.


To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The net cash value of a surrendered or partially surrendered Contract will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 16.

Withdrawal of a Portion of a Contract's Net Cash Value

An alternative to surrender or partial surrender of a Contract is a partial withdrawal of net cash value. You are permitted to withdraw a portion of your Contract's net cash value, generally, the portion resulting from investment performance exceeding 4% a year, without surrendering the Contract. This avoids splitting the Contract into two Contracts. We will reduce the death benefit by the amount of paid-up whole life insurance that the cash value withdrawn would have purchased for that Contract owner. We will reduce the guaranteed minimum death benefit so that the difference between the death benefit and the guaranteed minimum death benefit will be the same percentage of cash value as before the withdrawal. The right to withdraw such excess net cash value may be usefully compared with a partial surrender. If you elect to withdraw excess cash value, the Premium is not reduced. The cash value is reduced by exactly the amount of the withdrawal. Both the death benefit and the guaranteed minimum death benefit are also reduced but by a lesser amount than they would be under a partial surrender. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. For a brief discussion of the potential tax consequences of the withdrawal of your excess cash value, see Tax Treatment of Contract Benefits, page 16.

Upon request, we will tell you the amount of the net cash value that you may withdraw and the amount of the corresponding reductions in the death benefit and guaranteed minimum death benefit for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's cash value to pay premiums on the Contract.

This can be done once, occasionally, or automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.

When Proceeds Are Paid

We generally pay any death benefit, cash value or loan proceeds within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.


With respect to a Contract in-force as extended term or fixed reduced paid-up insurance, we expect to pay any cash value promptly upon request. However, we have the right to delay payment of such cash value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for 30 days or more (or a shorter period if required by applicable law).


Living Needs Benefit

The Living Needs Benefit(SM) is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $50,000 bought by a male of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o    the premium is paid on each Contract anniversary and no loans are taken.

o the Contract value has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract value has been allocated to the Real Property Account.

The first and third tables (pages T1 and T3) assume a Contract purchased by a 25 year old male and the second and fourth tables (pages T2 and T4) assume a Contract purchased by a 40 year old male. All four tables assume the current charges will continue for the indefinite future.

Finally, there are five assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average Contract value uniformly adversely affected by very unfavorable investment performance. The other four assumptions are that investment performance will be at a uniform gross annual rate of 4%, 6%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 6%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience. The first two tables (pages T1 and T2) assume uniform gross annual rates of 0%, 4%, and 8%. The third and fourth tables (pages T3 and T4) assume uniform gross annual rates of 0%, 6% and 12%.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.50%, and the daily deduction from the Contract value of 0.35% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 6%, 8% and 12% are the equivalent of net investment returns of -0.85%, 3.15%, 5.15%, 7.15% and 11.15%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.50% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS
                                  -------------

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.85% Net)     (3.15% Net)     (7.15% Net)       (-0.85% Net)     (3.15% Net)     (7.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,000        $ 50,012             $   22         $    25         $    28
     2          $ 1,138             $50,000         $50,000        $ 50,081             $  376         $   396         $   416
     3          $ 1,742             $50,000         $50,000        $ 50,208             $  729         $   781         $   834
     4          $ 2,369             $50,000         $50,000        $ 50,393             $1,080         $ 1,178         $ 1,282
     5          $ 3,022             $50,000         $50,000        $ 50,639             $1,437         $ 1,597         $ 1,772
     6          $ 3,701             $50,000         $50,000        $ 50,945             $1,790         $ 2,028         $ 2,294
     7          $ 4,407             $50,000         $50,000        $ 51,312             $2,140         $ 2,472         $ 2,853
     8          $ 5,141             $50,000         $50,000        $ 51,740             $2,485         $ 2,927         $ 3,448
     9          $ 5,905             $50,000         $50,000        $ 52,229             $2,825         $ 3,394         $ 4,082
    10          $ 6,699             $50,000         $50,000        $ 52,780             $3,160         $ 3,872         $ 4,756
    15          $11,172             $50,000         $50,000        $ 56,469             $4,730         $ 6,413         $ 8,804
    20          $16,615             $50,000         $50,000        $ 61,749             $6,088         $ 9,164         $14,179
    25          $23,237             $50,000         $50,000        $ 68,696             $7,222         $12,096         $21,260
    30          $31,293             $50,000         $50,000        $ 77,435             $8,109         $15,153         $30,473
40 (Age 65)     $53,020             $50,000         $50,000        $100,982             $9,022         $21,199         $56,995

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.85% Net)     (3.15% Net)     (7.15% Net)       (-0.85% Net)     (3.15% Net)     (7.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,000         $50,029            $   197         $   208         $   219
     2          $ 1,992             $50,000         $50,000         $50,120            $   815         $   863         $   912
     3          $ 3,048             $50,000         $50,000         $50,274            $ 1,417         $ 1,527         $ 1,642
     4          $ 4,147             $50,000         $50,000         $50,490            $ 2,002         $ 2,199         $ 2,410
     5          $ 5,289             $50,000         $50,000         $50,773            $ 2,642         $ 2,954         $ 3,297
     6          $ 6,477             $50,000         $50,000         $51,123            $ 3,264         $ 3,720         $ 4,232
     7          $ 7,713             $50,000         $50,000         $51,541            $ 3,870         $ 4,496         $ 5,219
     8          $ 8,998             $50,000         $50,000         $52,026            $ 4,458         $ 5,282         $ 6,259
     9          $10,335             $50,000         $50,000         $52,577            $ 5,029         $ 6,079         $ 7,356
    10          $11,725             $50,000         $50,000         $53,196            $ 5,581         $ 6,884         $ 8,512
    15          $19,554             $50,000         $50,000         $57,297            $ 8,045         $11,003         $15,235
    20          $29,080             $50,000         $50,000         $63,104            $ 9,959         $15,162         $23,722
25 (Age 65)     $40,670             $50,000         $50,000         $70,691            $11,316         $19,241         $34,296

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.85% Net)     (5.15% Net)    (11.15% Net)       (-0.85% Net)     (5.15% Net)    (11.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,004        $ 50,026             $   22         $    26        $     31
     2          $ 1,138             $50,000         $50,029        $ 50,184             $  376         $   406        $    437
     3          $ 1,742             $50,000         $50,075        $ 50,480             $  729         $   807        $    889
     4          $ 2,369             $50,000         $50,141        $ 50,920             $1,080         $ 1,229        $  1,393
     5          $ 3,022             $50,000         $50,228        $ 51,513             $1,437         $ 1,683        $  1,961
     6          $ 3,701             $50,000         $50,336        $ 52,269             $1,790         $ 2,158        $  2,591
     7          $ 4,407             $50,000         $50,463        $ 53,193             $2,140         $ 2,656        $  3,288
     8          $ 5,141             $50,000         $50,610        $ 54,294             $2,485         $ 3,177        $  4,060
     9          $ 5,905             $50,000         $50,776        $ 55,580             $2,825         $ 3,722        $  4,911
    10          $ 6,699             $50,000         $50,961        $ 57,061             $3,160         $ 4,290        $  5,852
    15          $11,172             $50,000         $52,157        $ 67,754             $4,730         $ 7,504        $ 12,205
    20          $16,615             $50,000         $53,770        $ 85,117             $6,088         $11,364        $ 22,427
    25          $23,237             $50,000         $55,761        $111,347             $7,222         $15,951        $ 38,766
    30          $31,293             $50,000         $58,101        $149,584             $8,109         $21,318        $ 64,637
40 (Age 65)     $53,020             $50,000         $63,732        $281,635             $9,022         $34,278        $167,168

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.85% Net)     (5.15% Net)    (11.15% Net)       (-0.85% Net)     (5.15% Net)    (11.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,011        $ 50,066            $   197         $   214         $   231
     2          $ 1,992             $50,000         $50,044        $ 50,276            $   815         $   888         $   962
     3          $ 3,048             $50,000         $50,099        $ 50,636            $ 1,417         $ 1,584         $ 1,762
     4          $ 4,147             $50,000         $50,176        $ 51,150            $ 2,002         $ 2,303         $ 2,636
     5          $ 5,289             $50,000         $50,276        $ 51,839            $ 2,642         $ 3,122         $ 3,673
     6          $ 6,477             $50,000         $50,398        $ 52,707            $ 3,264         $ 3,968         $ 4,809
     7          $ 7,713             $50,000         $50,542        $ 53,764            $ 3,870         $ 4,845         $ 6,053
     8          $ 8,998             $50,000         $50,708        $ 55,017            $ 4,458         $ 5,750         $ 7,416
     9          $10,335             $50,000         $50,895        $ 56,475            $ 5,029         $ 6,686         $ 8,909
    10          $11,725             $50,000         $51,102        $ 58,147            $ 5,581         $ 7,653         $10,544
    15          $19,554             $50,000         $52,428        $ 70,115            $ 8,045         $12,929         $21,304
    20          $29,080             $50,000         $54,195        $ 89,379            $ 9,959         $18,906         $37,922
25 (Age 65)     $40,670             $50,000         $56,357        $118,330            $11,316         $25,555         $63,349

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. Generally, the loan value of a Contract is 75% of its cash value. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. If you pay premiums other than monthly, you may elect in advance to have Pruco Life automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period. In some states this automatic premium loan may be available to Contract owners who pay premiums monthly.

If you request a loan, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5% (6% for Contracts issued to Texas residents). Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to the variable interest loan provision, or vice-versa, with Pruco Life's consent.


If you elect the variable loan interest rate provision, you may borrow up to 90% of the Contract's cash value and interest on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service or, if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the net cash value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 31 days, within which time you may repay all or enough of the loan to keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits - Pre-Death Distributions, page 17, and Lapse and Reinstatement, page 18.


When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract's assets, but will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is 1% less than the loan interest rate for the Contract year, rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt is deducted from the proceeds otherwise payable.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will have a permanent effect on a Contract's death benefit and cash value because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, the death benefit and cash value will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, the death benefit and the cash value will not be as adversely affected as they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 16.

Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy

At any time during the first 24 months after a Contract is issued, so long as no premium due remains unpaid, the owner may exchange it for a fixed benefit whole-life policy on the insured's life. No evidence of insurability will be required to make an exchange. The new policy's death benefit will be the same as the guaranteed minimum amount of the Contract. The new policy will also have the same issue date and risk classification for the insured as the Contract, but it will be issued by Prudential and will be a participating (potentially dividend paying) policy. Premiums for the new policy will be based on Prudential's rates in effect on the original issue date for the same class of risk which are currently higher than premiums under the Contract. The new policy's cash value will be the same as it would have been had the new policy been purchased at the outset. There will be an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract Date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeds what the cash value would have been had the subaccounts and/or the Real Property Account in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment will be made for any differences in premiums for any optional benefits carried over to the new policy.

The exchange will be effective when Pruco Life receives a written request in a form that meets its needs, and receives the Contract and payment of any adjustment due on the exchange. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

You may exchange the Contract for a fixed-benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. You will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the prospectus for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.

Deductions for interest paid or accrued on Contract debt, or on other loans that are incurred or continued to purchase or carry the Contract, may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract values or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

This Contract ensures that insurance protection remains in effect as long as premiums are paid. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 16.

A Contract that lapses may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash value. We require renewed evidence of insurability and submission of certain payments due under the Contract to reinstate a lapsed Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under Options on Lapse.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 31 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Extended Term Insurance. With one exception explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on: (1) the net cash value on the due date of the first unpaid premium; (2) the amount of insurance; and (3) the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the due date of the unpaid premium, taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. We will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash value but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that extended term insurance will not be provided. In that case, variable reduced paid-up insurance (as described in item 3 below) will be the automatic benefit provided on lapse for Contracts issued in jurisdictions where required approvals have been obtained from regulatory authorities. Pruco Life has received such approvals in all jurisdictions except the District of Columbia and Texas. The automatic benefit provided on lapse for these insureds under Contracts issued in these two remaining jurisdictions will be fixed reduced paid-up insurance (as described in item 2 below).

2. Fixed Reduced Paid-Up Insurance. You may choose to have insurance coverage provided for the lifetime of the insured. The amount will be lower than what extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. The amount will not change thereafter unless a loan is taken against the fixed reduced paid-up insurance. We will tell you what the amount will be. Apart from the case described above, in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the Contract owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the due date of the first unpaid premium. Fixed reduced paid-up insurance has a cash value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 16.

3. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the net cash value on the due date of the first premium in default and the age and sex (except where unisex rates apply) of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash value and the amount of insurance will vary with investment performance in the same manner as a Contract in-force on a premium paying basis (see How a Contract's Death Benefit Will Vary, page 11 and How a Contract's Cash Value Will Vary, page 11). Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts (see Contract Loans, page 15). The availability of variable reduced paid-up insurance is subject to the receipt of required state regulatory approvals. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 16.


Variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds in those jurisdictions where regulatory approval has been obtained for such insurance. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.


4. Payment of Net Cash Value. You can receive the net cash value by surrendering the Contract and making a written request in a form that meets our needs. If we receive the request within the grace period of a premium in default, the net cash value will be the net cash value as of the due date of that premium, adjusted for any loan made or repaid during the grace period, plus or minus an amount that depends upon the investment performance between the due date and the date we receive the request. Whether the net cash value as of the due date of the unpaid premium is increased or decreased by subsequent investment performance depends upon whether or not the assets relating to the Contract have increased at more than 4% a year. If we receive the request after the grace period expires, the net cash value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 16.


Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male mortality tables, whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the premium would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the premiums.

One rider pays additional death benefit if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Substitution of Series Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners


Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey, 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge, described in items 5 and 7 under Charges and Expenses, page 6.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.


Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.


As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.


Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997: President, Prudential Select.


RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; prior to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.


ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.


I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.


KIYOFUMI SAKAGUCHI, Director - President and CEO, Prudential International Insurance Group.

                         OFFICERS WHO ARE NOT DIRECTORS


C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; prior to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.


HIROSHI  NAKAJIMA,  Senior  Vice  President  -  President  and CEO,  Pruco  Life
Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.


SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.


The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                    SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                       Money        Diversified                      Flexible      Conservative
                                                      Market           Bond           Equity          Managed        Balanced
                                                     Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                   ------------    ------------    ------------    ------------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ......  $ 16,046,003    $ 21,943,708    $153,089,843    $131,592,418    $ 43,778,393
                                                   ------------    ------------    ------------    ------------    ------------
  Net Assets ....................................  $ 16,046,003    $ 21,943,708    $153,089,843    $131,592,418    $ 43,778,393
                                                   ============    ============    ============    ============    ============

NET ASSETS, representing:
  Equity of contract owners [Note 4] ............  $ 16,046,003    $ 21,943,708    $153,089,843    $131,592,418    $ 43,778,393
                                                   ------------    ------------    ------------    ------------    ------------
                                                   $ 16,046,003    $ 21,943,708    $153,089,843    $131,592,418    $ 43,778,393
                                                   ============    ============    ============    ============    ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A1

                                                  SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Small
 High Yield        Stock                          Natural                       Government      Prudential    Capitalization
   Bond            Index           Value         Resources        Global          Income         Jennison          Stock
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
-----------    ------------     -----------     -----------     -----------      ----------     -----------     -----------
$ 1,837,192    $ 13,773,218     $ 5,316,534     $ 2,820,287     $ 2,839,757      $  621,062     $ 8,741,391     $ 1,958,103
-----------    ------------     -----------     -----------     -----------      ----------     -----------     -----------
$ 1,837,192    $ 13,773,218     $ 5,316,534     $ 2,820,287     $ 2,839,757      $  621,062     $ 8,741,391     $ 1,958,103
===========    ============     ===========     ===========     ===========      ==========     ===========     ===========

$ 1,837,192    $ 13,773,218     $ 5,316,534     $ 2,820,287     $ 2,839,757      $  621,062     $ 8,741,391     $ 1,958,103
-----------    ------------     -----------     -----------     -----------      ----------     -----------     -----------
$ 1,837,192    $ 13,773,218     $ 5,316,534     $ 2,820,287     $ 2,839,757      $  621,062     $ 8,741,391     $ 1,958,103
===========    ============     ===========     ===========     ===========      ==========     ===========     ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A2

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                               Money                                   Diversified
                                                              Market                                      Bond
                                                             Portfolio                                  Portfolio
                                              ---------------------------------------    ----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                              ----------    ----------     ----------    -----------  ------------    -----------
INVESTMENT INCOME
  Dividend income .........................   $  954,105    $  773,452     $  835,102    $ 1,318,178  $          0    $ 1,391,536
                                              ----------    ----------     ----------    -----------  ------------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
   [Note 5A] ..............................       55,094        55,476         55,810        73,734         76,065        79,178
  Reimbursement for excess expenses
   [Note 5B] ..............................       (6,414)       (3,875)        (2,476)       (10,661)       (5,718)        (5,487)
                                              ----------    ----------     ----------    -----------  ------------    -----------
NET EXPENSES ..............................       48,680        51,601         53,334         63,073        70,347         73,691
                                              ----------    ----------     ----------    -----------  ------------    -----------
NET INVESTMENT INCOME (LOSS) ..............      905,425       721,851        781,768      1,255,105       (70,347)     1,317,845
                                              ----------    ----------     ----------    -----------  ------------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ....            0             0              0          2,677        61,188         82,393
  Realized gain (loss) on shares redeemed .            0             0              0         49,018        43,189         60,094
  Net change in unrealized gain (loss)
    on investments ........................            0             0              0        605,603      (278,483)        22,976
                                              ----------    ----------     ----------    -----------  ------------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............            0             0              0        657,298      (174,106)       165,463
                                              ----------    ----------     ----------    -----------  ------------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................   $  905,425    $  721,851     $  781,768    $ 1,912,403  $   (244,453)   $ 1,483,308
                                              ==========    ==========     ==========    ===========  ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A3

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                            Flexible                                  Conservative
                 Equity                                      Managed                                    Balanced
                Portfolio                                   Portfolio                                   Portfolio
---------------------------------------- -------------------------------------------   -----------------------------------------
   2000           1999           1998          2000           1999          1998           2000          1999           1998
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------
$ 2,824,381    $ 2,667,897   $ 2,814,411    $ 4,879,901      $  6,384    $ 4,501,410    $ 1,638,795   $ 1,859,236    $ 1,886,966
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------




    521,514        551,008       539,855        475,187       491,946        483,278        157,052       159,486        155,272

   (141,446)      (130,040)     (134,660)      (331,502)     (329,489)      (314,445)       (89,396)      (81,906)       (76,645)
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------
    380,068        420,968       405,195        143,685       162,457        168,833         67,656        77,580         78,627
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------
  2,444,313      2,246,929     2,409,216      4,736,216      (156,073)     4,332,577      1,571,139     1,781,656      1,808,339
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------


 24,794,745     18,723,020    16,795,689      1,921,701     1,619,768     14,260,580        335,764       258,906      2,695,586
  2,281,475      4,548,126     3,408,087        696,734       884,995        712,514        156,521       225,411        161,339

(25,290,951)    (7,270,651)   (9,387,276)    (9,437,003)    8,061,424     (6,089,816)    (2,329,859)      623,595        163,231
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------
  1,785,269     16,000,495    10,816,500     (6,818,568)   10,566,187      8,883,278     (1,837,574)    1,107,912      3,020,156
-----------   ------------  ------------ --------------  ------------   ------------   ------------   -----------    -----------



$ 4,229,582   $ 18,247,424  $ 13,225,716 $   (2,082,352) $ 10,410,114   $ 13,215,855   $   (266,435)  $ 2,889,568    $ 4,828,495
===========   ============  ============ ==============  ============   ============   ============   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A4

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                            High Yield                                     Stock
                                                               Bond                                        Index
                                                             Portfolio                                   Portfolio
                                              ---------------------------------------    ----------------------------------------
                                                 2000           1999          1998          2000          1999           1998
                                              ----------     ---------     ----------    -----------   -----------    -----------
INVESTMENT INCOME
  Dividend income .........................   $  228,707     $   5,859     $  211,661    $   125,784    $  137,026    $   121,318
                                              ----------     ---------     ----------    -----------   -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................        6,850         7,331          7,816         50,784        44,282         34,188
  Reimbursement for excess expenses
    [Note 5B] .............................            0             0              0              0             0              0
                                              ----------     ---------     ----------    -----------   -----------    -----------
NET EXPENSES ..............................        6,850         7,331          7,816         50,784        44,282         34,188
                                              ----------     ---------     ----------    -----------   -----------    -----------
NET INVESTMENT INCOME (LOSS) ..............      221,857        (1,472)       203,845         75,000        92,744         87,130
                                              ----------     ---------     ----------    -----------   -----------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ....            0             0              0        481,789       168,471        171,765
  Realized gain (loss) on shares redeemed .      (19,503)      (19,910)         5,099        260,944       338,883        264,889
  Net change in unrealized gain (loss)
    on investments ........................     (366,679)      109,845       (265,563)    (2,232,298)    1,754,110      1,894,964
                                              ----------     ---------     ----------    -----------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............     (386,182)       89,935       (260,464)    (1,489,565)    2,261,464      2,331,618
                                              ----------     ---------     ----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................   $ (164,325)    $  88,463     $  (56,619)   $(1,414,565)  $ 2,354,208    $ 2,418,748
                                              ==========     =========     ==========    ===========   ===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A5

                                                    SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                            Natural
                 Value                                     Resources                                    Global
               Portfolio                                   Portfolio                                   Portfolio
---------------------------------------      --------------------------------------    ----------------------------------------
   2000           1999           1998           2000           1999          1998          2000          1999            1998
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------


$  106,488     $  112,510    $  125,396      $  32,971    $   12,224      $  14,132    $    21,820    $    6,718      $  16,927
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------




    16,301         17,000        16,528          8,081         6,092          5,972          9,877         5,511          4,264

         0              0             0              0             0              0              0             0              0
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------
    16,301         17,000        16,528          8,081         6,092          5,972          9,877         5,511          4,264
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------
    90,187         95,510       108,868         24,890         6,132          8,160         11,943         1,207         12,663
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------



   369,225        545,521       280,645              0             0         92,057        176,338        11,781         57,458
    15,115         91,922        62,840         47,562       (13,382)       (33,638)        15,940        69,517         25,387

   214,318       (177,509)     (626,566)       689,761       645,398       (381,691)      (828,197)      598,146        173,653
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------
   598,658        459,934      (283,081)       737,323       632,016       (323,272)      (635,919)      679,444        256,498
----------     ----------    ----------      ---------    ----------     ----------    -----------    ----------     ----------



$  688,845     $  555,444    $ (174,213)     $ 762,213    $  638,148     $ (315,112)   $  (623,976)   $  680,651     $  269,161
==========     ==========    ==========      =========    ==========     ==========    ===========    ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A6

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                            Government                                  Prudential
                                                              Income                                     Jennison
                                                             Portfolio                                   Portfolio
                                               --------------------------------------   -----------------------------------------
                                                  2000        1999            1998         2000           1999            1998
                                               ---------  ------------      ---------   ------------   -----------     ----------
INVESTMENT INCOME
  Dividend income ..........................   $  45,482  $          0      $  32,527   $     6,144    $     7,105     $    3,759
                                               ---------  ------------      ---------   ------------   -----------     ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................       2,046         2,115          1,966         31,254        14,128          6,023
  Reimbursement for excess expenses
    [Note 5B] ..............................           0             0              0              0             0              0
                                               ---------  ------------      ---------   ------------   -----------     ----------
NET EXPENSES ...............................       2,046         2,115          1,966         31,254        14,128          6,023
                                               ---------  ------------      ---------   ------------   -----------     ----------
NET INVESTMENT INCOME (LOSS) ...............      43,436        (2,115)        30,561        (25,110)       (7,023)        (2,264)
                                               ---------  ------------      ---------   ------------   -----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received .....       1,665             0              0      1,224,622       243,205         35,756
  Realized gain (loss) on shares redeemed ..       1,321         1,482          1,778         15,441        38,967         11,517
  Net change in unrealized gain (loss)
    on investments .........................      22,700       (18,263)        13,989     (3,288,253)    1,296,672        516,075
                                               ---------  ------------      ---------   ------------   -----------     ----------
NET GAIN (LOSS) ON INVESTMENTS .............      25,686       (16,781)        15,767     (2,048,190)    1,578,844        563,348
                                               ---------  ------------      ---------   ------------   -----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................   $  69,122  $    (18,896)     $  46,328   $ (2,073,300)  $ 1,571,821     $  561,084
                                               =========  ============      =========   ============   ===========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A7

-----------------------------------------
                 Small
         Capitalization Stock
               Portfolio
-----------------------------------------
   2000           1999          1998
----------     ----------    ----------
$    8,280     $        0    $    5,594
----------     ----------    ----------




     5,493          3,735         3,153

         0              0             0
----------     ----------    ----------
     5,493          3,735         3,153
----------     ----------    ----------
     2,787         (3,735)        2,441
----------     ----------    ----------



    77,652         19,739        63,147
     9,721           (573)          802

    89,524        119,257       (79,246)
----------     ----------    ----------
   176,897        138,423       (15,297)
----------     ----------    ----------



$  179,684     $  134,688    $  (12,856)
==========     ==========    ==========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A8

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                               Money                                    Diversified
                                                              Market                                       Bond
                                                             Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------   -----------    -----------   ------------  -----------    ------------
OPERATIONS
  Net investment income (loss) ............  $   905,425   $   721,851    $   781,768   $  1,255,105  $    (70,347)  $  1,317,845
  Capital gains distributions received ....            0             0              0          2,677        61,188         82,393
  Realized gain (loss) on shares redeemed .            0             0              0         49,018        43,189         60,094
  Net change in unrealized gain (loss)
    on investments ........................            0             0              0        605,603      (278,483)        22,976
                                             -----------   -----------    -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      905,425       721,851        781,768      1,912,403      (244,453)     1,483,308
                                             -----------   -----------    -----------   ------------  ------------   ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
    Contract Owner Net Payments ...........    1,139,863       670,317      1,322,618      1,431,049       615,361      1,595,070
    Policy Loans ..........................     (147,214)     (215,570)      (313,132)      (276,902)     (309,595)      (282,862)
    Policy Loan Repayments and Interest ...      227,264       317,492        234,656        288,331       490,645        297,831
    Surrenders, Withdrawals and Death
      Benefits ............................   (1,079,333)     (997,899)      (936,683)    (1,155,410)   (1,419,225)    (1,351,070)
    Net Transfers From (To) Other
      Subaccounts or Fixed Rate Option ....     (276,569)     (201,221)      (418,669)      (610,614)     (366,327)      (430,103)
    Administrative and Other Charges ......     (501,665)     (486,818)      (507,798)      (648,801)     (634,114)      (671,128)
                                             -----------   -----------    -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................     (637,654)     (913,699)      (619,008)      (972,347)   (1,623,255)      (842,262)
                                             -----------   -----------    -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0        (35,056)             0             0        (22,629)
                                             -----------   -----------    -----------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................      267,771      (191,848)       127,704        940,056    (1,867,708)       618,417
                                             -----------   -----------    -----------   ------------  ------------   ------------
NET ASSETS
  Beginning of year .......................   15,778,232    15,970,080     15,842,376     21,003,652    22,871,360     22,252,943
                                             -----------   -----------    -----------   ------------  ------------   ------------
  End of year .............................  $16,046,003   $15,778,232    $15,970,080   $ 21,943,708  $ 21,003,652   $ 22,871,360
                                             ===========   ===========    ===========   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A9

                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                             Flexible                                  Conservative
                  Equity                                      Managed                                    Balanced
                 Portfolio                                   Portfolio                                   Portfolio
----------------------------------------    -----------------------------------------   -----------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999            1998
------------   ------------  -----------    ------------  ------------   ------------   ------------  ------------   ------------

$  2,444,313   $  2,246,929  $  2,409,216   $  4,736,216  $   (156,073)  $  4,332,577   $  1,571,139  $  1,781,656   $  1,808,339
  24,794,745     18,723,020    16,795,689      1,921,701     1,619,768     14,260,580        335,764       258,906      2,695,586
   2,281,475      4,548,126     3,408,087        696,734       884,995        712,514        156,521       225,411        161,339


 (25,290,951)    (7,270,651)   (9,387,276)    (9,437,003)    8,061,424     (6,089,816)    (2,329,859)      623,595        163,231
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


   4,229,582     18,247,424    13,225,716     (2,082,352)   10,410,114     13,215,855       (266,435)    2,889,568      4,828,495
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


   6,466,894      2,550,981     7,360,756      7,855,511     3,363,908      8,612,537      2,962,798     1,691,127      3,347,001
  (2,360,320)    (2,649,580)   (3,636,114)    (2,142,185)   (1,939,865)    (2,701,248)      (558,257)     (625,263)      (878,487)
   1,936,283      2,864,285     2,141,237      1,766,917     2,492,099      1,800,055        446,966       777,720        535,439

  (8,795,086)   (10,001,176)   (9,043,143)    (8,023,647)   (9,380,151)    (7,981,571)    (2,447,383)   (3,035,704)    (2,313,629)

  (3,424,506)    (1,811,454)     (282,441)    (2,732,763)   (1,556,402)      (777,960)      (762,190)     (398,801)      (281,256)
  (3,809,334)    (3,852,745)   (3,862,610)    (3,920,898)   (3,869,281)    (3,940,538)    (1,480,325)   (1,472,330)    (1,488,599)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



  (9,986,069)   (12,899,689)   (7,322,315)    (7,197,065)  (10,889,692)    (4,988,725)    (1,838,391)   (3,063,251)    (1,079,531)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


           0              0       (60,272)             0             0        (58,430)             0             0         (5,712)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

  (5,756,487)     5,347,735     5,843,129     (9,279,417)     (479,578)     8,168,700     (2,104,826)     (173,683)     3,743,252
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

 158,846,330    153,498,595   147,655,466    140,871,835   141,351,413    133,182,713     45,883,219    46,056,902     42,313,650
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$153,089,843   $158,846,330  $153,498,595   $131,592,418  $140,871,835   $141,351,413   $ 43,778,393  $ 45,883,219   $ 46,056,902
============   ============  ============   ============  ============   ============   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A10

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             -----------------------------------------------------------------------------------
                                                            High Yield                                     Stock
                                                               Bond                                        Index
                                                             Portfolio                                   Portfolio
                                             ----------------------------------------    ---------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------    ----------    -----------    -----------   -----------    ----------
OPERATIONS
  Net investment income (loss) ............  $   221,857    $   (1,472)   $   203,845    $    75,000   $    92,744    $    87,130
  Capital gains distributions received ....            0             0              0        481,789       168,471        171,765
  Realized gain (loss) on shares redeemed .      (19,503)      (19,910)         5,099        260,944       338,883        264,889
  Net change in unrealized gain (loss) on
    investments ...........................     (366,679)      109,845       (265,563)    (2,232,298)    1,754,110      1,894,964
                                             -----------    ----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................     (164,325)       88,463        (56,619)    (1,414,565)    2,354,208      2,418,748
                                             -----------    ----------    -----------    -----------   -----------    -----------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
    Contract Owner Net Payments ...........      154,193        56,034        188,863        704,994       303,030        573,084
    Policy Loans ..........................      (23,045)      (32,135)       (45,239)      (226,628)     (277,635)      (259,669)
    Policy Loan Repayments and Interest ...       21,047        35,086         30,384        183,554       214,181        144,171
    Surrenders, Withdrawals and Death
      Benefits ............................      (85,760)     (121,963)      (127,952)      (843,332)     (746,299)      (651,120)
    Net Transfers From (To) Other            -----------    ----------    -----------    -----------   -----------    -----------
      Subaccounts or Fixed Rate Option ....      (47,167)      (46,277)       (17,026)     1,358,236     1,640,642        705,081
    Administrative and Other Charges ......      (68,368)      (68,810)       (75,903)      (379,216)     (333,490)      (282,267)
                                             -----------    ----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................      (49,100)     (178,065)       (46,873)       797,608       800,429        229,280
                                             -----------    ----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0         (2,106)             0             0          1,376
                                             -----------    ----------    -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................     (213,425)      (89,602)      (105,598)      (616,957)    3,154,637      2,649,404

NET ASSETS
  Beginning of year .......................    2,050,617     2,140,219      2,245,817     14,390,175    11,235,538      8,586,134
                                             -----------    ----------    -----------    -----------   -----------    -----------
  End of year .............................  $ 1,837,192    $2,050,617    $ 2,140,219    $13,773,218   $14,390,175    $11,235,538
                                             ===========    ==========    ===========    ===========   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A11

                                                    SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                            Natural
                 Value                                     Resources                                    Global
               Portfolio                                   Portfolio                                   Portfolio
--------------------------------------     ----------------------------------------    ----------------------------------------
  2000           1999          1998           2000           1999          1998           2000          1999           1998
----------    -----------   -----------    -----------   -----------     ----------    -----------    ----------    -----------

$   90,187    $    95,510   $   108,868    $    24,890   $     6,132    $     8,160    $    11,943   $     1,207    $    12,663
   369,225        545,521       280,645              0             0         92,057        176,338        11,781         57,458
    15,115         91,922        62,840         47,562       (13,382)       (33,638)        15,940        69,517         25,387

   214,318       (177,509)     (626,566)       689,761       645,398       (381,691)      (828,197)      598,146        173,653
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


   688,845        555,444      (174,213)       762,213       638,148       (315,112)      (623,976)      680,651        269,161
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


   252,941        162,960       302,805        147,366       113,894        198,505        136,994        35,357         89,117
   (92,760)       (59,589)     (128,223)       (64,588)      (26,213)       (40,230)       (40,534)      (28,513)       (35,881)
    85,377        117,215        80,336         49,687        49,397         29,651         50,572        35,672         32,407

  (256,385)      (365,295)     (217,914)      (111,512)     (128,582)       (85,717)      (149,698)     (147,573)       (66,249)
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
  (103,903)       (61,488)      651,002          8,172        73,424       (194,435)     1,370,140       247,347         37,982
  (132,790)      (137,766)     (139,947)       (69,643)      (56,500)       (60,311)       (70,660)      (38,658)       (32,558)
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



  (247,520)      (343,963)      548,059        (40,518)       25,420       (152,537)     1,296,814       103,632         24,818
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


         0              0         1,939              0             0         (6,884)             0             0         (5,174)
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

   441,325        211,481       375,785        721,695       663,568       (474,533)       672,838       784,283        288,805


 4,875,209      4,663,728     4,287,943      2,098,592     1,435,024      1,909,557      2,166,919     1,382,636      1,093,831
----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$5,316,534    $ 4,875,209   $ 4,663,728    $ 2,820,287   $ 2,098,592    $ 1,435,024    $ 2,839,757   $ 2,166,919    $ 1,382,636
==========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A12

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                            Government                                  Prudential
                                                              Income                                     Jennison
                                                             Portfolio                                   Portfolio
                                               --------------------------------------   ----------------------------------------
                                                  2000        1999             1998        2000           1999         1998
                                               ---------  ------------      ---------   ------------  ------------   -----------
OPERATIONS
  Net investment income (loss) ..............  $  43,436    $   (2,115)     $  30,561    $   (25,110)  $    (7,023)   $    (2,264)
  Capital gains distributions received ......      1,665             0              0      1,224,622       243,205         35,756
  Realized gain (loss) on shares redeemed ...      1,321         1,482          1,778         15,441        38,967         11,517
  Net change in unrealized gain (loss) on
    investments .............................     22,700       (18,263)        13,989     (3,288,253)    1,296,672        516,075
                                               ---------    ----------      ---------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................     69,122       (18,896)        46,328     (2,073,300)    1,571,821        561,084
                                               ---------    ----------      ---------    -----------   -----------    -----------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
    Contract Owner Net Payments .............     49,381        35,255         51,091        403,412       110,415        106,024
    Policy Loans ............................    (15,056)      (12,416)        (8,302)      (228,568)     (100,927)       (35,322)
    Policy Loan Repayments and Interest .....      7,505         8,081         19,533        102,864       109,281         30,770
    Surrenders, Withdrawals and Death
      Benefits ..............................    (32,558)      (43,539)       (39,281)      (356,540)     (262,380)       (92,530)
    Net Transfers From (To) Other
      Subaccounts or Fixed Rate Option ......    (13,519)        2,582         49,902      4,809,832     2,499,393        785,646
    Administrative and Other Charges ........    (20,102)      (21,437)       (20,270)      (213,631)      (91,440)       (41,921)
                                               ---------    ----------      ---------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .................................    (24,349)      (31,474)        52,673      4,517,369     2,264,342        752,667
                                               ---------    ----------      ---------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ..........................          0             0         (1,052)             0             0          2,620
                                               ---------    ----------      ---------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ....................................     44,773       (50,370)        97,949      2,444,069     3,836,163      1,316,371

NET ASSETS
  Beginning of year .........................    576,289       626,659        528,710      6,297,322     2,461,159      1,144,788
                                               ---------    ----------      ---------    -----------   -----------    -----------
  End of year ...............................  $ 621,062    $  576,289      $ 626,659    $ 8,741,391   $ 6,297,322    $ 2,461,159
                                               =========    ==========      =========    ===========   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A13

----------------------------------------
                  Small
          Capitalization Stock
                Portfolio
----------------------------------------
    2000         1999            1998
-----------    -----------   -----------
$     2,787    $    (3,735)  $     2,441
     77,652         19,739        63,147
      9,721           (573)          802

     89,524        119,257       (79,246)
-----------    -----------   -----------


    179,684        134,688       (12,856)
-----------    -----------   -----------


     90,139         33,063        60,847
    (17,877)       (23,226)      (23,135)
     26,840         16,924        21,527

    (72,229)       (38,493)      (29,449)

    570,673         66,674       303,098
    (39,406)       (26,113)      (23,163)
-----------    -----------   -----------



    558,140         28,829       309,725
-----------    -----------   -----------


          0              0          (156)
-----------    -----------   -----------

    737,824        163,517       296,713


  1,220,279      1,056,762       760,049
-----------    -----------   -----------
$ 1,958,103    $ 1,220,279   $ 1,056,762
===========    ===========   ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                                DECEMBER 31, 2000

Note 1:   General

          Pruco Life Variable Insurance Account (the "Account") was established on November 10, 1982 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company and is managed by Prudential.

          New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by contract owners existing at that date will continue to be received by the Account.

Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

Note 3:   Investment Information for the Prudential Series Fund, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                                   PORTFOLIOS
                                               ----------------------------------------------------------------------------------
                                                   Money         Diversified                         Flexible        Conservative
                                                  Market            Bond             Equity           Managed          Balanced
                                               ------------     ------------      ------------     ------------      ------------
            Number of shares (rounded):           1,604,600        1,945,364         6,248,565        7,960,824         2,992,371
            Net asset value per share:         $      10.00     $      11.28      $      24.50     $      16.53      $      14.63
            Cost:                              $ 16,046,003     $ 20,836,235      $138,434,001     $125,708,543      $ 42,767,676

                                                                             PORTFOLIOS (Continued)
                                               ----------------------------------------------------------------------------------
                                                High Yield          Stock                             Natural         Prudential
                                                   Bond             Index             Value          Resources          Global
                                                -----------      -----------       -----------      -----------       -----------
            Number of shares (rounded):             299,217          356,265           259,850          119,554           120,278
            Net asset value per share:          $      6.14      $     38.66       $     20.46      $     23.59       $     23.61
            Cost:                               $ 2,307,763      $ 8,470,048       $ 4,765,355      $ 1,906,032       $ 2,771,567

                                                           PORTFOLIOS (Continued)
                                                -----------------------------------------------
                                                Government      Prudential           Small
                                                  Income         Jennison        Capitalization
                                                ----------     ------------      ---------------
            Number of shares (rounded):             51,669          380,557           114,442
            Net asset value per share:          $    12.02     $      22.97       $     17.11
            Cost:                               $  594,353     $ 10,039,257       $ 1,733,529

Note 4:   Contract Owner Unit Information

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                      SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                         Money        Diversified                      Flexible      Conservative
                                                        Market           Bond           Equity          Managed        Balanced
                                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (rounded) ..........................      5,714,938       5,094,787      14,955,745      20,396,929       8,534,898
            Unit Value ...........................   $    2.80773    $    4.30709    $   10.23619    $    6.45158    $    5.12934
                                                     ------------    ------------    ------------    ------------    ------------
            TOTAL CONTRACT OWNER EQUITY ..........   $ 16,046,003    $ 21,943,708    $153,089,843    $131,592,418    $ 43,778,393
                                                     ============    ============    ============    ============    ============

                                                                                SUBACCOUNTS (Continued)
                                                     ----------------------------------------------------------------------------
                                                      High Yield         Stock                          Natural
                                                         Bond            Index           Value         Resources        Global
                                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (rounded) ..........................       780,694       2,375,926         951,946         635,652       1,318,297
            Unit Value ...........................   $   2.35328    $    5.79699     $   5.58491     $   4.43684     $   2.15411
                                                     -----------    ------------     -----------     -----------     -----------
            TOTAL CONTRACT OWNER EQUITY ..........   $ 1,837,192    $ 13,773,218     $ 5,316,534     $ 2,820,287     $ 2,839,757
                                                     ============    ============    ============    ============    ===========

                                                                SUBACCOUNTS (Continued)
                                                      --------------------------------------------
                                                      Government      Prudential         Small
                                                        Income         Jennison     Capitalization
                                                       Portfolio       Portfolio       Portfolio
                                                      -----------     -----------   --------------
            Contract Owner Units Outstanding
              (rounded) ..........................        258,983       2,917,941         880,489
            Unit Value ...........................    $   2.39808     $   2.99574     $   2.22388
                                                      -----------     -----------     -----------
            TOTAL CONTRACT OWNER EQUITY ..........    $   621,062     $ 8,741,391     $ 1,958,103
                                                      ===========     ===========     ===========


                                       A16

Note 5:   Charges and Expenses

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of up to 0.35%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

     B.   Expense Reimbursement

          Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

     C.   Cost of Insurance and Other Related Charges

          Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes; (2) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

Note 6:   Taxes

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7:   Net Increase (Decrease) in Net Assets Retained in the Account

          The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A17

Note 8:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                                                 SUBACCOUNTS
                                              ---------------------------------------------------------------------------------
                                                             Money                                    Diversified
                                                            Market                                       Bond
                                                           Portfolio                                   Portfolio
                                              --------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                              ---------     --------     -----------     --------       --------      ---------
            Contract Owner Contributions:      382,948       388,851        807,373       443,223        354,862        535,292
            Contract Owner Redemptions:       (618,737)     (740,569)    (1,057,789)     (683,198)      (768,131)      (754,248)

                                                                           SUBACCOUNTS (Continued)
                                              ---------------------------------------------------------------------------------
                                                                                                       Flexible
                                                            Equity                                      Managed
                                                           Portfolio                                   Portfolio
                                             ---------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                             ----------     --------     -----------     --------      ---------     ----------
            Contract Owner Contributions:      906,870       751,976      1,249,204     1,423,892      1,039,026      1,918,701
            Contract Owner Redemptions:     (1,937,157)   (2,095,732)    (2,093,627)   (2,524,564)    (2,762,728)    (2,777,943)

                                                                           SUBACCOUNTS (Continued)
                                              ---------------------------------------------------------------------------------
                                                         Conservative                                 High Yield
                                                           Balanced                                      Bond
                                                           Portfolio                                   Portfolio
                                              --------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                              ---------     --------     -----------     --------      ---------     ----------
            Contract Owner Contributions:      635,330       551,037        928,518        85,381         61,303        126,043
            Contract Owner Redemptions:       (989,135)   (1,166,617)    (1,162,098)     (104,376)      (131,806)      (143,504)

                                                                           SUBACCOUNTS (Continued)
                                              ---------------------------------------------------------------------------------
                                                             Stock
                                                             Index                                       Value
                                                           Portfolio                                   Portfolio
                                              --------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                              ---------     --------     -----------     --------      ---------     ----------
            Contract Owner Contributions:      416,655       459,790        356,345       118,868        131,848        255,364
            Contract Owner Redemptions:       (290,991)     (320,146)      (309,880)     (172,240)      (204,908)      (141,479)

                                                                           SUBACCOUNTS (Continued)
                                              ---------------------------------------------------------------------------------
                                                           Natural
                                                           Resources                                    Global
                                                           Portfolio                                   Portfolio
                                              --------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                              ---------     --------     -----------     --------      ---------     ----------
            Contract Owner Contributions:      104,293       148,112        118,576       639,320        219,581        164,588
            Contract Owner Redemptions:       (117,500)     (144,753)      (179,705)     (146,334)      (172,321)      (151,159)

                                                                           SUBACCOUNTS (Continued)
                                              ---------------------------------------------------------------------------------
                                                          Government                                  Prudential
                                                            Income                                     Jennison
                                                           Portfolio                                   Portfolio
                                              --------------------------------------     --------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                              ---------     --------     -----------     --------      ---------     ----------
            Contract Owner Contributions:       29,556        39,120         74,374     1,506,934      1,089,053        449,361
            Contract Owner Redemptions:        (40,668)      (53,803)       (50,219)     (319,835)      (316,927)      (100,469)

                                                    SUBACCOUNTS (Continued)
                                              ----------------------------------
                                                     Small Capitalization
                                                           Stock
                                                         Portfolio
                                              ----------------------------------
                                               2000          1999         1998
                                              ---------    ---------    --------

            Contract Owner Contributions:    360,920       147,064      258,139
            Contract Owner Redemptions:      (97,323)     (130,060)     (84,895)


                                       A18

Note 9:   Purchases and Sales of Investments

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:

                                                                                      PORTFOLIOS
                                                    ------------------------------------------------------------------------------
                                                         Money        Diversified                      Flexible     Conservative
                                                        Market           Bond           Equity          Managed       Balanced
                                                    -------------   -------------   -------------   -------------   --------------
            Purchases ..........................    $     572,868   $     356,573   $     438,734   $     708,047   $     493,210
            Sales ..............................    $  (1,259,088)  $  (1,397,533)  $ (10,832,841)  $  (8,090,585)  $  (2,402,741)

                                                                                PORTFOLIOS (Continued)
                                                    ------------------------------------------------------------------------------
                                                      High Yield         Stock                          Natural
                                                         Bond            Index           Value         Resources       Global
                                                    -------------   -------------   -------------   -------------   --------------
            Purchases ..........................    $     132,101   $ 1,303,428     $     245,623   $     213,705    $  1,384,814
            Sales ..............................    $    (187,934)  $  (550,168)    $    (511,088)  $    (263,375)   $    (92,379)

                                                                PORTFOLIOS (Continued)
                                                    -----------------------------------------------
                                                                                         Small
                                                      Government      Prudential    Capitalization
                                                        Income         Jennison          Stock
                                                    -------------    ------------   ----------------
            Purchases ..........................    $     37,330     $ 4,608,600    $     637,573
            Sales ..............................    $    (64,186)    $  (122,287)   $     (84,901)


                                       A19

                               REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life Variable Insurance Account
And the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life Variable Insurance Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001


                                       A20

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                     2000                1999
                                                                                                  -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)                                                                           $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)                                                                                324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)                                                                                   10,804               4,532
Mortgage loans on real estate                                                                           9,327              10,509
Policy loans                                                                                          855,374             792,352
Short-term investments                                                                                202,815              84,621
Other long-term investments                                                                            83,738              77,769
                                                                                                  -----------         -----------
               Total investments                                                                    5,048,125           4,357,135
Cash and cash equivalents                                                                             453,071             198,994
Deferred policy acquisition costs                                                                   1,132,653           1,062,785
Accrued investment income                                                                              82,297              68,917
Receivables from affiliates                                                                            51,586                  --
Other assets                                                                                           61,013              48,228
Separate Account assets                                                                            16,230,264          16,032,449
                                                                                                  -----------         -----------
TOTAL ASSETS                                                                                      $23,059,009         $21,768,508
                                                                                                  ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                                   $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities                                             702,862             629,522
Cash collateral for loaned securities                                                                 185,849              87,336
Securities sold under agreements to repurchase                                                        104,098              21,151
Income taxes payable                                                                                  235,795             145,600
Payables to affiliates                                                                                     --                 487
Other liabilities                                                                                     120,891              57,095
Separate Account liabilities                                                                       16,230,264          16,032,449
                                                                                                  -----------         -----------
Total liabilities                                                                                  21,226,427          20,098,689
                                                                                                  -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                                          2,500               2,500
Paid-in-capital                                                                                       466,748             439,582
Retained earnings                                                                                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)                                                            4,730             (28,364)
    Foreign currency translation adjustments                                                           (3,320)             (2,327)
                                                                                                  -----------         -----------
Accumulated other comprehensive income (loss)                                                           1,410             (30,691)
                                                                                                  -----------         -----------
Total stockholder's equity                                                                          1,832,582           1,669,819
                                                                                                  -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                                         $23,059,009         $21,768,508
                                                                                                  ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000               1999               1998
                                                                                  --------           --------           --------
REVENUES
Premiums                                                                          $121,921           $ 98,976           $ 82,139
Policy charges and fee income                                                      474,861            414,425            350,569
Net investment income                                                              337,919            276,821            261,430
Realized investment (losses) gains, net                                            (20,679)           (32,545)            44,841
Asset management fees                                                               71,160             60,392             40,200
Other income                                                                         2,503              1,397              1,067
                                                                                  --------           --------           --------

Total revenues                                                                     987,685            819,466            780,246
                                                                                  --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits                                                            248,063            205,042            193,739
Interest credited to policyholders' account balances                               171,010            136,852            118,992
General, administrative and other expenses                                         410,684            392,041            231,320
                                                                                  --------           --------           --------

Total benefits and expenses                                                        829,757            733,935            544,051
                                                                                  --------           --------           --------

Income from operations before income taxes                                         157,928             85,531            236,195
                                                                                  --------           --------           --------

Income tax provision                                                                54,432             29,936             84,233
                                                                                  --------           --------           --------

NET INCOME                                                                         103,496             55,595            151,962
                                                                                  --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                                    33,094            (38,266)            (7,227)

     Foreign currency translation adjustments                                         (993)              (742)             2,980
                                                                                  --------           --------           --------

Other comprehensive income (loss)                                                   32,101            (39,008)            (4,247)
                                                                                  --------           --------           --------

TOTAL COMPREHENSIVE INCOME                                                        $135,597           $ 16,587           $147,715
                                                                                  ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other         Total
                                                     Common       Paid-in-       Retained    comprehensive  stockholder's
                                                      stock       capital        earnings    income (loss)     equity
                                                     -------      --------      ----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582      $1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --         151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       (7,227)         (7,227)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582       1,202,833        8,317       1,653,232

   Net income                                             --            --          55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --              --      (38,266)        (38,266)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582       1,258,428      (30,691)      1,669,819

    Net income                                            --                       103,496                      103,496

    Contribution from Parent                                        27,166                                       27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       33,094          33,094
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748      $1,361,924     $  1,410      $1,832,582
                                                     =======      ========      ==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000                1999                1998
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances                           171,010             136,852             118,992
     Realized investment losses (gains), net                                         20,679              32,545             (44,841)
     Amortization and other non-cash items                                          (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                                               73,340             100,743              61,095
         Accrued investment income                                                  (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate                                       (52,073)            (66,081)             (3,807)
         Policy loans                                                               (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs                                          (69,868)           (201,072)           (206,471)
         Income taxes payable                                                        90,195             (47,758)            (16,828)
         Contribution from Parent                                                    27,166                  --                  --
         Other, net                                                                  51,011              18,974             (43,675)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Operating Activities                                      218,138             (12,364)            (50,821)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 2,273,789           3,076,848           5,429,396
               Held to maturity                                                      64,245              45,841              74,767
         Equity securities                                                            1,198               5,209               4,101
         Mortgage loans on real estate                                                1,182               6,845               5,433
         Other long-term investments                                                 15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity                                                        --               (24,170)           (145,919)
         Equity securities                                                          (11,134)             (5,110)             (2,274)
         Other long-term investments                                                 (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net                                      98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net                              82,947             (28,557)             49,708
     Short-term investments, net                                                   (118,418)             92,199             103,791
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (382,097)           (307,893)           (135,271)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                2,409,399           3,457,158           3,098,764
          Withdrawals                                                            (1,991,363)         (3,091,565)         (2,866,331)
                                                                                -----------         -----------         -----------
Cash Flows From Financing Activities                                                418,036             365,593             232,433
                                                                                -----------         -----------         -----------
     Net increase in Cash and cash equivalents                                      254,077              45,336              46,341
     Cash and cash equivalents, beginning of year                                   198,994             153,658             107,317
                                                                                -----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   453,071         $   198,994         $   153,658
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                               $   (14,832)            $55,144             $99,810
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                               2000
                                                                    ---------------------------------------------------------
                                                                                      Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609        $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133          8,093            520           143,706

Corporate securities                                                 3,075,023         43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479            330              0            31,809

                                                                    ----------        -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244        $59,352        $50,075        $3,561,521
                                                                    ==========        =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546        $ 1,500        $ 5,412           320,634

                                                                    ----------        -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546        $ 1,500        $ 5,412           320,634
                                                                    ==========        =======        =======        ==========

Equity securities available for sale                                $   13,446        $   197        $ 2,839        $   10,804
                                                                    ==========        =======        =======        ==========

                                                                                               1999
                                                                    ---------------------------------------------------------
                                                                       Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172        $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725         1,718          1,455            92,988

Corporate securities                                                 2,876,602         8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558           157              3             1,712

                                                                    ----------        ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057        $9,890        $95,585        $2,998,362
                                                                    ==========        ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990        $1,832        $13,000        $  377,822

                                                                    ----------        ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990        $1,832        $13,000        $  377,822
                                                                    ==========        ======        =======        ==========

Equity securities available for sale                                $    3,238        $1,373        $    79        $    4,532
                                                                    ==========        ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available for Sale                   Held to Maturity
                                                              -------------------------------  -----------------------------------
                                                              Amortized        Estimated Fair        Amortized      Estimated Fair
                                                                 Cost              Value               Cost              Value
                                                              ---------        --------------        --------- -----------------
                                                                      (In Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804          $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597           1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156           1,415,736           135,960           132,080

Due after ten years                                              453,209             451,658             9,871             9,684

Mortgage-backed securities                                        31,478              31,809                --                --
                                                              ----------          ----------          --------          --------

Total                                                         $3,552,244          $3,561,521          $324,546          $320,634
                                                              ==========          ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)
Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                           Deferred                        Deferred     related to net
                                         Unrealized        policy      Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition      Account        (liability)      investment
                                       on investments       costs         Balances          benefit      gains(losses)
                                       --------------     ----------   --------------    -----------    ---------------
                                                                        (In Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $   3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on
  investments arising during the period     22,801              --               --           (7,588)         15,213

Reclassifications adjustment for gains
  included in net income                   (35,623)             --               --           11,855         (23,768)

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --           3,190               --           (1,048)          2,142

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (1,063)             249            (814)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)           2,680           (4,832)          9,902
Net investment gains (losses) on
  investments arising during the period   (138,268)             --               --           47,785         (90,483)

Reclassifications adjustment for gains
  included in net income                    28,698              --               --           (9,970)         18,728

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --          53,407               --          (16,283)         37,124

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (5,712)           2,077          (3,635)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292           (3,032)          18,777         (28,364)
Net investment gains (losses) on
  investments arising during the period     56,707                                           (21,539)          35,168

Reclassifications adjustment for gains
  included in net income                    34,329                                           (13,039)          21,290

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                                    (39,382)                           14,177          (25,205)

Impact of net unrealized investment
  gains on policyholders' account
  balances                                                                    2,877           (1,036)           1,841
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $    (155)       $  (2,660)       $   4,730
                                         =========        ========        =========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999
                                                          -----------------------
                                                               (In Thousands)
Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)     (96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   --------------------------     --------------    ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%     Net level premium based
variable and interest-sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%        Net level premium plus
insurance                          provision for adverse                            a provision for adverse
                                   deviation                                        deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus
                                   standard table plus a                            a provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal / Surrender Charges
---------------------------------       ---------------          ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%           Various up to 10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to market value withdrawal
                                                                 provisions for any funds withdrawn
                                                                 other than for benefit responsive
                                                                 and contractual payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999          1998
                                                            --------      --------      --------
                                                                       (In Thousands)
Statutory net (loss) income                                 $(50,506)     $(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268        20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273       145,922       202,375
     Deferred premium                                          1,096           639         2,625
     Insurance revenue and expenses                           73,978        45,915       (24,942)
     Income taxes                                            (36,766)      (43,644)      (21,805)
     Valuation of investments                                (14,552)      (24,908)       20,077
     Asset management fees                                   (13,662)      (13,503)           --
     Other, net                                                9,367         7,244       (12,224)
                                                            --------      --------      --------
GAAP net income                                             $103,496      $ 55,595      $151,962
                                                            ========      ========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)
Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000                            1999
                                               ---------------------------     ---------------------------
                                                Carrying        Estimated       Carrying       Estimated
                                                  Value         Fair Value        Value        Fair Value
                                               -----------     -----------     -----------     -----------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $ 2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634         388,990         377,822
     Equity securities                              10,804          10,804           4,532           4,532
     Mortgage loans on real estate                   9,327          10,863          10,509          11,550
     Policy loans                                  855,374         883,460         792,352         761,232
     Short-term investments                        202,815         202,815          84,621          84,621
     Cash and cash equivalents                     453,071         453,071         198,994         198,994
     Separate Account assets                    16,230,264      16,230,264      16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $ 1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849          87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098          21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264      16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000                                     1999
                                      ----------                                ---------
                                      Estimated     Carrying   |                Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional      Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0       $     0      $     0
    Liability                    0           0            0    |         0             0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300            39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800        (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0             0            0
    Liability                    0           0            0    |       235            (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0             0            0
    Liability                    0           0            0    |    30,981        (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

The net equity transfer will be reflected as a capital contribution from the Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

Variable Life
Insurance

Variable  Life  Insurance was issued by Pruco
Life   Insurance   Company,   213  Washington
Street,  Newark,  NJ  07102-2992  and offered
through  Pruco  Securities  Corporation,  751
Broad Street,  Newark,  NJ  07102-3777,  both
subsidiaries  of  The  Prudential   Insurance
Company of America, 751 Broad Street, Newark,
NJ 07102-3777.




[GRAPHIC] Prudential

Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone: 800 778-2255

VLI-1 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of XX pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.
     2.   Clifford E. Kirsch, Esq.
     3.   Nancy D. Davis, FSA, MAAA

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Insurance Account. (Note 6)
               (2)  Not Applicable.
               (3)  Distributing Contracts:
                    (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company, as amended June 1, 1984. (Note 6)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)
                    (c)  Schedules of Sales Commissions. (Note 6)
               (4)  Not Applicable.
               (5)  (a)  Variable Life Insurance Contract. (Note 6)
                    (b)  Illustrative Tabular Cash Values. (Note 6)
                    (c) Copy of Colorado and North Dakota VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (d) Copy of the Oklahoma VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (e) Copy of South Carolina VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (f) Copy of Alternate Copy face page for Pennsylvania and Maryland to the Variable Life Insurance Contract. (Note
                         6)
                    (g) Copy of Illinois Notice PLI 3 to the Variable Life Insurance Contract. (Note 6)
                    (h) Copy of North Carolina Endorsement PLI 16 to the Variable Life Insurance Contract. (Note 6)
                    (i) Copy of North Carolina Endorsement PLI 17 to the Variable Life Insurance Contract. (Note 6)
                    (j) Copy of Missouri Endorsement PLI 18 to the Variable Life Insurance Contract. (Note 6)
                    (k) Copy of Texas Endorsement PLI 21 to the Variable Life Insurance Contract. (Note 6)
                    (l) Copy of Florida Endorsement PLI 35 to the Variable Life Insurance Contract. (Note 6)

                    (m) Copy of Rhode Island Endorsement PLI-47 to the Variable Life Insurance Contract. (Note 6)
                    (n) Copy of Maryland Endorsement PLI 48 to the Variable Life Insurance Contract. (Note 6)
                    (o) Copy of Minnesota Endorsement PLI 50 to the Variable Life Insurance Contract. (Note 6)
                    (p) Copy of Endorsement PLI 28 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (q) Copy of Endorsement PLI 73 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (r) Copy of Pennsylvania Endorsement PLI 86 to the Variable Life Insurance Contract. (Note 6)
                    (s) Copy of Texas Endorsement PLI 90 to the Variable Life Insurance Contract. (Note 6)
                    (t) Copy of Iowa Endorsement PLI 97 to the Variable Life Insurance Contract. (Note 6)
                    (u) Copy of Endorsement PLI 99 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (v) Copy of Virginia jacket to the Variable Life Insurance Contract. (Note 6)
                    (w) Copy of page 9 to the Variable Life Insurance Contract--Virginia Issues. (Note 6)
                    (x) Copy of page 11 to the Variable Life Insurance Contract--West Virginia Issues. (Note 6)
                    (y) Copy of page 13 to the Variable Life Insurance Contract--Virginia Issues. (Note 6)
                    (z) Copy of page 13 to the Variable Life Insurance Contract for use with variable loan interest rate provision--Kentucky Issues. (Note 6)
                    (aa) Copy  of  Endorsement  PLI  25  to  the  Variable  Life
                         Insurance Contract for use in all states except New York and New Jersey. (Note 6)
                    (bb) Copy  of  Endorsement  PLI  104  to the  Variable  Life
                         Insurance Contract for use in Pennsylvania. (Note 6)
                    (cc) Copy  of  Endorsement  PLI  134  to the  Variable  Life
                         Insurance Contract for use in all states except New York and New Jersey. (Note 6)
                    (dd) Notice of  Consumer  Information  for use in  Illinois.
                         (Note 6)
                    (ee) Complaint Procedure Notice for use in Texas. (Note 6)
                    (ff) Certification   of  right  to  convert   Variable  Life
                         Insurance Contract for use in Pennsylvania. (Note 6)
                    (gg) Copy of  Endorsement  PLI 168-85 to the  Variable  Life
                         Insurance Contract for use in all states except New York and New Jersey (Note 6)
               (6)  (a)  Articles  of  Incorporation  of  Pruco  Life  Insurance
                         Company, as amended October 19, 1993. (Note 4)
                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 7)
               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.
               (10) (a) Application Form for Variable Life Insurance Contract. (Note 6)
                    (b) Supplement to the Application for Variable Life Insurance Contract. (Note 6)
                    (c) Application Form for Variable Life Insurance Contract--Maryland issues. (Note 6)
                    (d) Application Form for Variable Life Insurance Contract--Connecticut issues. (Note 6)
                    (e) Application Form for Variable Life Insurance Contract--Missouri issues. (Note 6)
                    (f) Application Form for Variable Life Insurance Contracts--Pennsylvania and South Carolina issues. (Note 6)
               (11) Form of Notice of Withdrawal Right. (Note 6)
               (12) Memorandum describing Pruco Life's issuance,  transfer,  and redemption procedures for the Contracts pursuant to Rule 6e-2(b) (12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13) (v)(B). (Note 6)
               (13) Available Contract Riders.
                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (b)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (c) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount. (Note 6)
                    (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
                    (e)  Rider for Interim Term Insurance Benefit. (Note 6)
                    (f) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount. (Note 6)

                    (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (h)   Rider for Impaired Eyesight. (Note 6)
                    (i)   Rider  for Insured's  Waiver of Premium Benefit. (Note
                          6)
                    (j)   Rider for Insured's Accidental Death Benefit. (Note 6)
                    (k)   Rider for Aviation Risk Exclusion. (Note 6)
                    (l)   Rider for Aviation Risk Exclusion. (Note 6)
                    (m)   Rider for Military Aviation Risk Exclusion. (Note 6)
                    (n)   Rider for Military Aviation Risk Exclusion. (Note 6)
                    (o) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (p)   Rider for  Insured's Waiver  of Premium Benefit. (Note
                          6)
                    (q)   Rider for  Insured's Waiver of  Premium Benefit. (Note
                          6)
                    (r)   Rider for Insured's Accidental Death Benefit. (Note 6)
                    (s)   Rider for Insured's Accidental Death Benefit. (Note 6)
                    (t)   Rider for Insured's Accidental Death Benefit. (Note 6)
                    (u) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (v) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (w)   Rider for Reduced Paid-Up Insurance. (Note 6)
                    (x)   Rider for Exempting Child from Reinstatement. (Note 6)
                    (y)   Rider Defining Incontestable Period. (Note 6)
                    (z) Rider for Modification of Insured's Waiver of Premium Benefit Provision. (Note 6)
                    (aa)  Rider for Termination of Benefit. (Note 6)
                    (bb)  Rider for Aviation Risk Exclusion. (Note 6)
                    (cc)  Rider for Military Aviation Risk Exclusion. (Note 6)
                    (dd)  Rider for War Risk Exclusion. (Note 6)
                    (ee)  Rider Defining Incontestable Period. (Note 6)
                    (ff)  Rider for Suicide Provision. (Note 6)
                    (gg)  Rider Defining Incontestable Period. (Note 6)
                    (hh)  Rider for Aviation Risk Exclusion. (Note 6)
                    (ii)  Rider for Military Aviation Risk Exclusion. (Note 6)
                    (jj) Rider for Level Term Benefit on Dependent Children. (Note 6)
                    (kk)  Rider for  Insured's Waiver of  Premium Benefit. (Note
                          6)
                    (ll)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (mm)  Rider for Ownership and Control. (Note 6)
                    (nn)  Rider for Ownership and Control. (Note 6)
                    (oo)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (pp)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (qq)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (rr)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (ss)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (tt)  Rider for Applicant's Waiver of Premium Benefit. (Note
                          6)
                    (uu) Rider for Level Term Benefit on Insured for use in West Virginia. (Note 6)
                    (vv) Rider for Level Term Benefit on Insured for use in all states except West Virginia. (Note 6)
                    (ww) Rider permitting Special Premium Remittance Plan for use in all states except New York, New Jersey, and Pennsylvania. (Note 6)
                    (xx) Rider for Variable Loan Interest Rate for use in all states except New York, New Jersey, and Michigan. (Note 6)
                    (yy) Rider for Variable Loan Interest Rate for use in Michigan. (Note 6)
                    (zz) Rider permitting Special Premium Remittance Plan for use in Pennsylvania. (Note 6)
                    (aaa) Rider for Decreasing  Term  Insurance  Benefit for use
                          in West Virginia. (Note 6)
                    (bbb) Rider for Decreasing  Term  Insurance  Benefit for use
                          in all states except New York, New Jersey and West Virginia. (Note 6)
                    (ccc) Rider for Decreasing  Term  Insurance  Benefit on life of Insured Spouse for use in all states except New York, New Jersey, South Carolina and West Virginia. (Note 6)
                    (ddd) Rider for Decreasing  Term  Insurance  Benefit on life of Insured Spouse for use in South Carolina. (Note 6)
                    (eee) Rider for Decreasing  Term  Insurance  Benefit on life of Insured Spouse for use in West Virginia. (Note 6)
                    (fff) Rider  for  Variable  Loan  Interest  Rate  for use in
                          Michigan. (Note 6)
                    (ggg) Rider  for  Variable  Loan  Interest  Rate  for use in
                          South Carolina. (Note 6)

                    (hhh) Rider for Variable  Loan  Interest Rate for use in all
                          states except New York, New Jersey, Michigan and South Carolina. (Note 6)
                    (iii) Rider  providing  Options  on  Lapse  for  use  in all states except New York and New Jersey. (Note 6)
                    (jjj) Rider for Variable  Reduced Paid-Up  Insurance for use
                          in all states except New York and New Jersey. (Note 6)
                    (kkk) Living Needs Benefit  Rider for use in Florida.  (Note
                          4)
                    (lll) Living  Needs  Benefit  Rider for use in all  approved jurisdictions except Florida. (Note 4)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Powers of Attorney.
          (a)  Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 2)
          (b)  Kiyofumi Sakaguchi (Note 3)
          (c)  James J. Avery, Jr. (Note 8)
          (d) William J. Eckert, IV, Ronald P. Joelson , David R. Odenath, Jr. (Note 5)


(Note 1)       Filed herewith.

(Note 2)       Incorporated  by  reference  to  Form  10-K,   Registration   No.
               33-86780, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 5) Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 30, 1997.
(Note 7)       Incorporated  by  reference  to  Form  10-Q,   Registration   No.
               33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Insurance Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.


(Seal)                           Pruco Life Variable Insurance Account
                                             (Registrant)

                                   By: Pruco Life Insurance Company
                                              (Depositor)


Attest: /s/ Thomas C. Castano                  By: /s/ Esther H. Milnes
        -------------------------                  --------------------------
            Thomas C. Castano                      Esther H. Milnes
            Assistant Secretary                    President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.

        Signature and Title
        -------------------


/s/ *
Esther H. Milnes
President and Director



/s/ *
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer



/s/ *
-------------------------------------------
James J. Avery, Jr.
Director



/s/ *                                           *By: /s/ Thomas C. Castano
-------------------------------------------          ---------------------------
Ronald P. Joelson                                    Thomas C. Castano
Director                                             (Attorney-in-Fact)



/s/ *
-------------------------------------------
Ira J. Kleinman
Director


/s/ *
-------------------------------------------
David R. Odenath, Jr.
Director


/s/ *
-------------------------------------------
I. Edward Price
Director


/s/ *
-------------------------------------------
Kiyofumi Sakaguchi
Director

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Pruco Life Variable Insurance Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 13, 2001, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.


PricewaterhouseCoopers LLP

New York, New York
April 23, 2001

                                  EXHIBIT INDEX


          Consent of PricewaterhouseCoopers LLP, independent         Page II-7
          accountants.

     3.   Opinion and Consent of Clifford E.  Kirsch,  Esq.,         Page II-9
          as  to  the  legality  of  the  securities   being
          registered.

     6.   Opinion and Consent of Nancy D. Davis,  FSA, MAAA,         Page II-10
          as  to  actuarial   matters   pertaining   to  the
          securities being registered.